================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           CORE MATERIALS CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

CORE MATERIALS CORPORATION

800 Manor Park Drive
Columbus, Ohio 43228
(614) 870-5000

                                                                  April 22, 1997

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Core Materials Corporation to be held at the Concourse Hotel, 4300 International Gateway, Columbus, Ohio 43219, on May 29, 1997, at 2:00 p.m., Eastern Daylight time. Further information about the meeting and the matters to be considered is contained in the formal Notice of Annual Meeting and Proxy Statement on the following pages.

     It is important that your shares be represented at this meeting. Whether or not you plan to attend, we hope that you will sign, date and return your Proxy promptly in the enclosed envelope.

Sincerely,

Malcolm M. Prine
Chairman of the Board

                           CORE MATERIALS CORPORATION
                              800 MANOR PARK DRIVE
                              COLUMBUS, OHIO 43228
                                 (614) 870-5000
                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 29, 1997
                               ------------------

To Our Stockholders:

     Notice is hereby given that the 1997 annual meeting of stockholders of Core Materials Corporation (the "Company") will be held on May 29, 1997 at 2:00 p.m., Eastern Daylight time, at the Concourse Hotel, 4300 International Gateway, Columbus, Ohio 43219, for the following purposes:

     (1) to elect five (5) directors to comprise the Company's Board of Directors, each to serve a one-year term expiring at the 1998 annual meeting of stockholders of the Company;

     (2) to ratify the appointment of the firm of Deloitte & Touche LLP as auditors for the Company for the year ending December 31, 1997;

     (3) to approve the Company's Long-Term Equity Incentive Plan; and

     (4) to consider and act upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

     The foregoing matters are described in more detail in the proxy statement which is attached hereto and made a part hereof. Only stockholders of record at the close of business on April 14th, 1997, the record date, will be entitled to receive notice of and to vote at the meeting.

     Management desires to have maximum representation at the meeting and respectfully requests that you date, execute and promptly mail the enclosed proxy in the postage-paid envelope provided. A proxy may be revoked by a stockholder by notice in writing to the Secretary of the Company at any time prior to its use.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    Richard R. Conte
                                    Chief Financial Officer
Dated: April 22, 1997

                           CORE MATERIALS CORPORATION
                              800 MANOR PARK DRIVE
                              COLUMBUS, OHIO 43228
                                 (614) 870-5000
                               ------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 29, 1997
                               ------------------

     To Our Stockholders:

     This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation on behalf of the Board of Directors (the "Board of Directors") of Core Materials Corporation (the "Company") of proxies to be used and voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Concourse Hotel, 4300 International Gateway, Columbus, Ohio 43219, on May 29, 1997 at 2:00 p.m., Eastern Daylight time, and at any adjournment thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting of Stockholders are first being provided to stockholders on or about April 22, 1997.

                              GENERAL INFORMATION

SOLICITATION

     The enclosed proxy is solicited by the Board of Directors. In addition to the use of the mails, proxies may be solicited, personally or by telephone or telegraph, by directors and officers of the Company, who will not receive additional compensation therefor. Additionally, the Company's stock transfer agent, American Stock Transfer & Trust Co., New York, New York will conduct proxy solicitations on the Company's behalf and receive reimbursement for reasonable out-of-pocket expenses. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of proxy solicitation material to certain beneficial owners of the Company's common stock, par value $.01 per share (the "Common Stock"), and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. The expenses of the proxy solicitation will be paid by the Company. No solicitation will be made by specially engaged employees or other paid solicitors.

VOTING RIGHTS AND VOTES REQUIRED

     Holders of shares of the Common Stock at the close of business on April 14, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On the Record Date, 9,564,783 shares of Common Stock were outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters presented at the Meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast constitutes a quorum for the transaction of business at the Meeting, and no business (other than adjournment of the Meeting) can be conducted unless a quorum is present in person or by proxy.

     Abstentions will be counted as shares present in determining the presence of a quorum for a particular matter but will not be counted as votes cast in determining the approval of any matter by the stockholders. If a broker or other record holder or nominee indicates on a proxy that it does not have authority to vote certain shares on a particular matter or does not return proxies for certain shares, those shares will not be counted as either present for purposes of determining a quorum or as votes cast in determining the approval of any matter by the stockholders.

     In the election of directors (Proposal No. 1), each of the five directors shall be elected by a plurality of votes cast by stockholders of record on the Record Date and present at the Meeting, in person or by proxy. Cumulative voting in the election of directors is not permitted. Passage of the proposal to approve the Long-Term Equity Incentive Plan (Proposal No. 3) requires the approval of a majority of the votes cast by stockholders of record on the Record Date and present at the Meeting, in person or by proxy. The Company is seeking stockholder ratification of the appointment of independent auditors of the Company (Proposal No. 2), but such ratification is not required by law.

VOTING OF PROXIES

     Shares of Common Stock represented by all properly executed proxies received prior to the Meeting will be voted in accordance with the choices specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares will be voted (i) FOR the election as directors of the nominees named herein, (ii) FOR the ratification of the appointment of the auditors named herein, and (iii) FOR the approval of the Company's Long-Term Equity Incentive Plan.

     The management of the Company and the Board of Directors know of no matters to be brought before the Meeting other than as set forth herein. If, however, any other matter is properly presented to the stockholders for action, it is the intention of the proxy holder named in the enclosed proxy to vote at their discretion on all matters on which the shares represented by such proxy are entitled to vote.

REVOCABILITY OF PROXY

     A stockholder who signs and returns a proxy in the accompanying form may revoke it at any time before the authority granted thereby is exercised. A proxy may be revoked by delivering a written statement to the Secretary of the Company that the proxy is revoked.

ANNUAL REPORT

     The Company's Annual Report on Form 10-K for the year ended December 31, 1996, which was filed with the Securities and Exchange Commission on March 31, 1997, (including financial statements for the year ended December 31, 1996), accompanies this Proxy Statement to serve as the Annual Report to Stockholders. The Form 10-K contains financial and other information about the activities of the Company. The Company will provide a copy of any or all exhibits listed in the "Index to Exhibits" contained in the Form 10-K for a fee of $5.00, upon written request by the stockholder sent to the address set forth on page 1 of this Proxy Statement.

                     ELECTION OF DIRECTORS (PROPOSAL NO. 1)

COMPOSITION OF THE BOARD

     The Company's initial Board of Directors is currently comprised of five (5) members, consisting of the following persons: (i) two persons designated by Navistar International Transportation Corp. ("Navistar") (the "Navistar Designees"), Thomas M. Hough and Thomas E. Rigsby; (ii) two persons designated by RYMAC Mortgage Investment Corporation ("RYMAC") (the "RYMAC Designees"), Richard R. Conte and Malcolm M. Prine; and (iii) one person selected by mutual agreement of Navistar and RYMAC (the "Independent Director"), Ralph O. Hellmold. The five member board has served in such capacity since December 31, 1996, which was the closing date of the merger between RYMAC and the Company (the "Merger"), as well as the acquisition of the Columbus Plastics Operation of Navistar by the Company (the "Acquisition"). Both the Merger and Acquisition were approved by RYMAC stockholders on December 19, 1996.(1)

     Except in the case of vacancies, directors of the Company are elected by the stockholders to hold office until the election and qualification of their successors at the next annual meeting of stockholders or until their earlier resignation, death, disqualification or removal from office.

---------------

1 The Merger and Acquisition are discussed in detail below under the heading "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS", subheading "Relationships with Navistar (Historical and Current)".

MEETINGS OF THE BOARD FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996

     Prior to December 31, 1996 (the effective date of the Merger and Acquisition), Richard R. Conte served as the sole director of the Company. The Company's current Board of Directors was not established until December 31, 1996.

     No formal meetings of the Board of Directors were held for the fiscal year ended December 31, 1996. The individuals who serve as members of the current Board of Directors, however, met informally on December 19, 1996 to discuss plans for the Company following the Merger and Acquisition. All five members of the current Board of Directors were present at that meeting.

COMMITTEES OF THE BOARD

     The Board of Directors has established Audit and Compensation Committees.

     The Compensation Committee was formed after the Merger and Acquisition, each of which occurred on December 31, 1996. As a result, the Compensation Committee had no meetings during the Company's last full fiscal year (i.e. October 8, 1996, the date of incorporation of the Company, until December 31, 1996, the last day of the fiscal year). The Compensation Committee is composed of non-employee members of the board and consists of Messrs. Hellmold, Prine and Rigsby.

     The Compensation Committee, in the future, will recommend the form and amount of compensation to be paid to the executive officers and directors of the Company. The Company expects that, on an ongoing basis, the type and amount of compensation to be paid by the Company to its officers will be discretionary and within the subjective judgment of the Compensation Committee.

     The Audit Committee also was formed following the consummation of the Merger and Acquisition on December 31, 1996 and, therefore, had no meetings during the Company's last full fiscal year (i.e. October 8, 1996, the date of incorporation of the Company, until December 31, 1996, the last day of the fiscal year).

     The members of the Audit Committee are Messrs. Hough and Hellmold. The Audit Committee, in the future, will review and approve the scope of the annual audit undertaken by the Company's independent certified public accountants and meet with them to review and inquire as to audit functions and other financial matters and to review the year-end audited financial statements. In connection with the internal accounting controls of the Company, the Audit Committee will review internal audit procedures and reporting systems.

ELECTION OF THE BOARD

     The Company's Board of Directors currently consists of one class of five members. At the Meeting, all five (5) directors are to be elected by the stockholders for a one-year term expiring at the 1998 annual meeting of stockholders. Messrs. Conte, Hellmold, Hough, Prine and Rigsby are the nominees of the Board of Directors for election as directors. All of the nominees have stated their willingness to serve and the Company is not aware of any reason that would cause any of the nominees to be unavailable to serve as a director should they be elected at the Meeting. If any of the nominees should become unavailable for election, discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee proposed by the Board of Directors. Each of the nominees has an interest in approval of Proposal No. 3, which relates to the Company's Long-Term Equity Incentive Plan. The Long-Term Equity Incentive Plan is discussed below under the heading "RATIFICATION OF LONG-TERM EQUITY INCENTIVE PLAN (Proposal No. 3)".

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. CONTE, HELLMOLD, HOUGH, PRINE AND RIGSBY AS DIRECTORS.

     Certain information with respect to the current directors, nominees, and current officers of the Company, furnished in part by each such person, appears below.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     The current directors, nominees and current officers of the Company are as follows:

        NAME            AGE                           POSITION(S) HELD
--------------------    ----    ------------------------------------------------------------
Kevin L. Barnett         34     Proposed Vice President and Proposed Chief Financial Officer
Richard R. Conte         49     Director and Chief Financial Officer
Ralph O. Hellmold        56     Director
Thomas M. Hough          51     Director
Malcolm M. Prine         68     Chairman of the Board of Directors
Thomas E. Rigsby         39     Director
Kenneth M. Schmell       48     Acting Chief Executive Officer and General Manager
Gerald L. Voirol         45     Controller and Assistant Secretary

     Kevin L. Barnett. Mr. Barnett joined the Company as an employee on April 1, 1997. On or about April 24, 1997, the Board of Directors of the Company plans to meet and vote on the election of Kevin L. Barnett as the new Vice President and Chief Financial Officer of the Company. Mr. Barnett has joined the Company after approximately five years of working with Medex Inc., a manufacturer and marketer of products used for medical and surgical applications. Mr. Barnett served as Vice President, Treasurer, and Corporate Controller of Medex Inc. from October, 1995 to January, 1997. He served as Vice President and Corporate Controller of Medex Inc. from May, 1994 to October, 1995 and as Assistant Treasurer from April, 1992 to May, 1994. Prior to joining Medex Inc., Mr. Barnett served as a certified public accountant with Deloitte & Touche LLP from August, 1984 to April, 1992.

     Richard R. Conte. Richard R. Conte has served as director and Chief Financial Officer of the Company since October 8, 1996, the date of incorporation of the Company. Mr. Conte also served as Chief Executive Officer of the Company from October 8, 1996 until December 31, 1996 (the effective date of the Merger and Acquisition). He had been a director of RYMAC from July, 1988 to December, 1996 and its Chairman, Chief Executive Officer and Principal Financial Officer from April 1, 1992 to December 31, 1996. Prior to April 1992, Mr. Conte was employed by Westinghouse Financial Services, Inc., the financial services subsidiary of Westinghouse Electric Corporation, as Senior Vice President of Thrift & Mortgage Investments. In connection with this employment, he was made President and Chief Executive Officer of Lexington Homes, Inc., an Illinois based home-builder, in January 1992, and President and Chairman of Westinghouse Savings Corporation, Westinghouse's savings bank holding company, in August 1990.

     Ralph O. Hellmold. Ralph O. Hellmold has been a director of the Company since December 31, 1996. He is the founder and President of Hellmold Associates, Inc., an investment banking boutique which specializes in mergers, acquisitions and working with troubled companies or their creditors and acts as general partner of hedge funds which invest primarily in securities of financially distressed companies. Mr. Hellmold is also the Chairman of the Board of Directors of Amalgamated Management Corporation, a privately owned money management firm, and he is an independent trustee of Ridgewood Electric Power Trusts II and III, Delaware business trusts. Prior to forming Hellmold Associates in 1990, Mr. Hellmold was a Managing Director at Prudential-Bache Capital Funding, where he served as co-head of the Corporate Finance Group, co-head of the Investment Banking Committee and head of the Financial Restructuring Group. From 1974 until 1987, Mr. Hellmold was a partner at Lehman Brothers and its successors, where he worked in Corporate Finance and co-founded the Financial Restructuring Group.

     Thomas M. Hough. Thomas M. Hough has been a director of the Company since December 31, 1996. He has served as the Vice President and Treasurer of Navistar International Corp. and its principal operating subsidiary, Navistar, since October 1992. Previously, he was Assistant Treasurer, and he also has served as Assistant Controller of Navistar and as Controller of Navistar Financial Corporation, a financial subsidiary of Navistar. He joined Navistar in 1980 after twelve years with Deloitte & Touche LLP. Mr. Hough also serves as a member of the Professional Advisory Board of the Department of Accounting at the University of Illinois at Chicago.

     Malcolm M. Prine. Malcolm M. Prine has been a director and Chairman of the Company since December 31, 1996. He was a director of RYMAC from May 1992 to December 1996. Mr. Prine has been self-employed while acting as a consultant for the last nine years. He is currently a director of Equitable Resources, a natural gas utility company, and PA Capital Bank, a Pennsylvania commercial bank serving small businesses and individuals. He also serves on the board of various private organizations and universities.

     Thomas E. Rigsby. Thomas E. Rigsby has been a director of the Company since December 31, 1996. He is the Vice President of Truck Manufacturing Operations at Navistar. Prior to being appointed Vice President of Truck Manufacturing, Mr. Rigsby served Navistar in various capacities during the past five years.

     Kenneth M. Schmell. Kenneth M. Schmell is the General Manager and Acting Chief Executive Officer and has served in that capacity since the close of business on December 31, 1996 (the effective date of the Merger and Acquisition). Mr. Schmell has served Navistar in various capacities during the past eight years, including, most recently, as Plant Manager of Columbus Plastics.

     Gerald L. Voirol. Gerald L. Voirol is the Company's Controller and Assistant Secretary and has served in those capacities since December 31, 1996. Mr. Voirol has been employed by Navistar since 1973, most recently as the Columbus Plastics' Plant Controller.

     Each officer of the Company serves for a term of one year or until his successor has been elected and qualified. There are no family relationships among any of the directors, nominees or officers of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATIONSHIPS WITH NAVISTAR (HISTORICAL AND CURRENT)

     On October 8, 1996, RYMAC, a Maryland corporation, formed the Company as a wholly-owned subsidiary under the laws of the State of Delaware. RYMAC incorporated the Company in order to acquire substantially all of the assets of the Columbus Plastics operating unit of Navistar. Navistar is the wholly-owned operating subsidiary of the holding company, Navistar International Corporation. The manufacturing operations of Navistar are responsible for the manufacture and marketing of medium and heavy-duty trucks, including school buses, mid-range diesel engines and service parts, primarily in the United States and Canada.

     Columbus Plastics historically constituted a part of Navistar's manufacturing business and was not a separate entity apart from Navistar. Navistar had used its Columbus Plastics operations to manufacture fiberglass and plastic component parts for use by Navistar in Navistar's business of manufacturing and marketing medium and heavy-duty trucks and for sales to third party customers, primarily Yamaha Motor Manufacturing Corporation ("Yamaha"), for use in its personal watercraft business.

     RYMAC entered into an Asset Purchase Agreement with Navistar, dated September 12, 1996, as amended on October 31, 1996, December 16, 1996 and January 31, 1997 (as amended the "Asset Purchase Agreement"). The Asset Purchase Agreement provided for the acquisition by RYMAC of substantially all of the assets of Columbus Plastics (the "Acquisition"). Navistar's obligation to consummate the Acquisition, however, was conditioned (among other things) on the reincorporation of RYMAC in the State of Delaware. In order to effect the reincorporation, RYMAC formed the Company as a wholly-owned subsidiary, incorporated under the laws of the State of Delaware.

     RYMAC subsequently merged with and into the Company. The merger took place pursuant to the terms of the Asset Purchase Agreement and Agreement and Plan of Merger, dated November 1, 1996, as amended on December 27, 1996, by and between the Company (as amended the "Agreement and Plan of Merger"). The Company was the surviving corporation in the merger with each outstanding share of RYMAC common stock being converted into the right to receive one share of the Company's Common Stock.

     Based upon the terms of the Acquisition, the transaction for financial reporting and accounting purposes has been accounted for as a reverse acquisition whereby Columbus Plastics is deemed to have acquired Core Materials. The Company, however, is the continuing legal entity and registrant for both Securities and Exchange Commission filing purposes and income tax reporting purposes. Consistent with reverse acquisition accounting treatment the Company has carried forward the historical basis of the acquired assets and assumed liabilities of Columbus Plastics and has revalued the basis of its net assets to fair value at December 31, 1996.

     Pursuant to the terms of the Asset Purchase Agreement, RYMAC acquired substantially all of the assets and liabilities of Columbus Plastics on December 31, 1996. As consideration, Navistar received a secured note (the "Secured Note") in the principal amount of $25,504,000. Navistar also received 4,264,000 shares of newly issued Common Stock of the Company, representing approximately 45% of the total number of shares of the Company's Common Stock issued and outstanding at the time of the Acquisition.

     The principal amount of the Secured Note and the number of shares of Common Stock received by Navistar were subject to adjustment pursuant to the terms of the Asset Purchase Agreement. Effective December 31, 1996, the amount of the Secured Note was increased to $29,514,000 in order to reflect an increase in the "net tangible assets" of Columbus Plastics as of the December 31, 1996 acquisition date. In addition, Navistar will receive future consideration in the form of an increase in the principal amount on the Secured Note if the Company achieves earnings results above specified levels during the period 1997 through 1999. Should there be additional future consideration, it will be accounted for by increasing the amount of the Secured Note, and by reducing the amount of the Company's retained earnings.

     A Special Committee appointed by the Board of Directors of RYMAC, and consisting of Messrs. Conte and Prine, conducted a due diligence review of Columbus Plastics in order to determine the consideration that RYMAC would offer to Navistar for the Columbus Plastics operation. In reaching its determination of consideration, the Special Committee focused generally on (1) the fair value of the assets of Columbus Plastics and (2) the expected earnings of Columbus Plastics, calculated as if RYMAC had acquired Columbus Plastics and operated the business under the terms of certain agreements with Navistar including, in specific, the "Comprehensive Supply Agreement", discussed under this heading, below.

     As a condition to the Acquisition and pursuant to the terms of the Asset Purchase Agreement, the Company's Certificate of Incorporation contains certain protective provisions against changes in control of the Company. As amended, the Certificate of Incorporation requires a supermajority vote (66 2/3%) of the stockholders and directors of the Company to approve certain extraordinary corporate transactions, such as mergers, consolidations, sales, leases or exchanges of all or substantially all of the assets of the Company, or any liquidation or dissolution of the Company. Similarly, the Certificate of Incorporation restricts any transfer of securities that would result in a change of ownership of a certain specified percentage in the Company.(2)

     Pursuant to the terms of the Asset Purchase Agreement, the Company's initial Board of Directors consisted (and consists) of two representatives designated by Navistar, Thomas M. Hough (Vice President and Treasurer of Navistar) and Thomas E. Rigsby (Vice President of Truck Manufacturing Operations of Navistar), as well as one representative designated by the mutual consent of Navistar and the Company, Ralph O. Hellmold.

     At the Meeting, the directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. As a result, Navistar will have the power to influence the composition of the Company's Board of Directors, though, to the knowledge of the Company, no formal agreement regarding such election exists.

     Prior to the Acquisition, sales to Navistar's truck manufacturing division represented approximately 60%, 63% and 74% of total revenues of Columbus Plastics for the twelve month periods ended December 31, 1996, October 31, 1995, and October 31, 1994, respectively. Navistar remains the Company's largest customer due, in significant part, to the execution of a Comprehensive Supply Agreement with Navistar on December 31, 1996. Under the terms of the Comprehensive Supply Agreement, Navistar has agreed to purchase and the Company has agreed to sell, all of Navistar's original equipment and service requirements for fiberglass reinforced parts using the sheet molding composite ("SMC") process, as those requirements existed on the date of the agreement and were specified in the agreement, or as those requirements may be modified or improved subject to the written approval of the Company. The loss of a significant portion of business to

---------------

2 The prohibited ownership provision is defined more fully in the section "LIMITATION ON OWNERSHIP" discussed below.

Navistar would have a material adverse effect on the business, financial condition and results of operations of the Company. While the Company will seek to diversify its customer base, there can be no assurance that it will be successful in doing so.

     Additionally, the Company and Navistar entered into a Transitional Services Agreement, under which Navistar has agreed to provide internal financial reporting, accounting, budgeting and computer services to the Company for a period of one year after the closing date, December 31, 1996. The Company will pay for such services based on actual hours incurred, based on (a) all compensation costs for direct personnel of Navistar who perform the services,
(b) travel expenses (including meals and lodging expenses) and (c) ordinary and necessary business expenses incurred by Navistar. Under the Transitional Services Agreement, Navistar also agreed to provide office support services to the Company and to procure insurance on the Company's behalf for various periods of time, dependent upon the services provided, up to a period of 3 years. The Company will pay for such services based on the actual hours incurred (determined as provided above) plus the cost to Navistar in providing such services.

     The Company and Navistar also have entered into a Registration Rights Agreement under which the Company will grant to Navistar certain demand and "piggy-back" rights with respect to the registration for sale under the Securities Act of the shares of the Company's Common Stock received pursuant to the Asset Purchase Agreement.

     In summary, Navistar acquired approximately 45% of the outstanding voting securities of the Company at the time of the Acquisition. The Company currently has restrictive provisions in its Certificate of Incorporation protecting against a change in ownership of the Company. In addition, Navistar appointed two representatives, Thomas M. Hough and Thomas E. Rigsby, to the initial Board of Directors of the Company, and should have an influence upon the election of directors at the first annual meeting. Finally, Navistar represents the largest customer of the Company and also serves the Company in a support function, through the Comprehensive Supply Agreement and the Transitional Services Agreement.

OTHER MATERIAL RELATIONSHIPS

Payment of Compensation to Malcolm M. Prine

     The Board of Directors of RYMAC authorized payment of $125,000 to Malcolm
M. Prine, Chairman of the Board of Directors of the Company, for consulting services he rendered in connection with the negotiation of the Acquisition. In addition, the Company has compensated Mr. Prine separately as a consultant for special services and advice that he has provided to the Acting Chief Executive officer since the Company's formation, at a rate of $7,500 per month. As of March 31, 1997, Mr. Prine had received cash compensation for these services and advice totaling approximately $37,500.

Payment of Compensation to Ralph O. Hellmold

     RYMAC entered into a letter agreement dated as of November 1, 1995, as amended on April 10, 1996 and July 18, 1996, with Hellmold Associates, Inc. ("Hellmold Associates"), an investment banking boutique. Ralph O. Hellmold is the founder and President of Hellmold Associates, and is also a current director of the Company.

     The letter agreement provided that Hellmold Associates would assist RYMAC in identifying and contacting potential acquisition candidates and in structuring and negotiating a strategic acquisition. Hellmold Associates identified the potential acquisition candidate of the Columbus Plastics operation of Navistar. Upon closing, Hellmold Associates was paid $688,305 in advisory fees by the Company. As of March 31, 1997, the Company had not entered into any further consulting arrangements with Hellmold Associates.

     Hellmold Associates also was engaged by Navistar to assist it in selling its Columbus Plastics operation.

Severance Agreement with Richard R. Conte

     In anticipation of a possible business combination involving RYMAC, the Board of Directors of RYMAC negotiated a severance agreement with Richard R. Conte, dated as of November 1, 1994. Mr. Conte is currently a Director and the Chief Financial Officer of the Company.

     The severance agreement provided Mr. Conte with a right to receive a salary for a period of one year following the cessation of Mr. Conte's employment as a result of any business combination involving RYMAC. The maximum amount payable under the severance agreement is $115,000.

                            LIMITATION ON OWNERSHIP

     The Company's Charter contains a provision (the "Prohibited Transfer Provision") designed to help assure the continued availability of the Company's substantial Net Operating Losses by seeking to prevent an "ownership change" as defined under current Treasury Department income tax regulations. Protection against an "ownership change" is accomplished by prohibiting certain transfers of the Company's Common Stock, preferred stock and any other instrument that would be treated as "stock" or an option under applicable federal income tax rules (collectively, "Stock"). Under the Prohibited Transfer Provision, if a stockholder transfers or agrees to transfer Stock, the transfer generally will be prohibited and void if (1) it would cause the transferee to hold a "Prohibited Ownership Percentage" (as defined in the Company's Charter) or (2) the transferee's ownership percentage already exceeds the Prohibited Ownership Percentage under applicable federal income tax rules.

     A "Prohibited Ownership Percentage" is defined under the Company's Charter by reference to complex federal tax laws and regulations, but generally means direct and indirect ownership of 4.5% or more (based on value) of the Company's Stock or any other percentage that would cause a transferee to be considered to be a 5-percent stockholder under applicable federal income tax rules. This transfer restriction is intended to prevent any person or group of persons from becoming a "5-percent stockholder" of the Company and to prevent an increase in the percentage stock ownership of any existing person or groups of persons that constitutes a 5-percent stockholder. The use of a 4.5% limitation rather than a 5% limitation is intended to provide a margin of safety for market value fluctuations in avoiding an "ownership change."

     The Prohibited Transfer Provision will expire fifteen years after the Company's Charter becomes effective, subject to such expiration date being extended or accelerated in the event of a change in law upon a determination by the Company's Board of Directors that such action is reasonably necessary to preserve the tax benefits, in the case of an extension, or that the restrictions are no longer reasonably necessary for the preservation of the tax benefits, in the case of acceleration. The Prohibited Transfer Provision does not prevent transfers of Stock between persons who do not hold a Prohibited Ownership Percentage.

     The acquisition of Stock from an individual or entity that owns directly 5% of the Stock of the Company would be deemed to result in the identification of a separate, segregated "public group" which is a new 5-percent stockholder. Consequently, the Prohibited Transfer Provision will prohibit certain transfers of equity interests by, and other actions involving, persons having a Prohibited Ownership Percentage, unless the transfer or other action is approved by the Company's Board of Directors in advance or permitted by a Company Board resolution.

     The Prohibited Transfer Provision does not apply to the issuance of the Company's Common Stock to Navistar pursuant to the Asset Purchase Agreement, to any transfer that has been approved in advance by the Company's Board of Directors, which is made in compliance with certain exceptions set forth in the Prohibited Transfer Provision or exceptions established from time to time by resolution of the Company's Board of Directors. The Board may permit an otherwise prohibited transfer if it reasonably and in good faith determines that a waiver would be in the best interest of the Company.

     In addition to voiding prohibited transfers, the Prohibited Transfer Provision provides a method of nullifying the effect of certain prohibited transfers after the transfers have purportedly occurred. If such a purported transfer is made in violation of the Prohibited Transfer Provision, the transferee (the "Purported Transferee") will not be recognized as the owner of the Stock. If the Company's Board of Directors determines that such a purported transfer has violated the Prohibited Transfer Provision, the Company shall require the Purported Transferee to surrender the relevant Stock and any dividends he or she has received on them to an agent designated by the Board (the "Agent"). The Agent will sell the Stock in an arm's length transaction (on the American Stock Exchange, if possible). If the Purported Transferee has resold the Stock before receiving the Company's demand to surrender them, the Purported Transferee generally will be required to transfer to the Agent the proceeds of the sale and any distributions he or she has received on the Stock. After repaying its own expenses and reimbursing the Purported Transferee for the price paid for the Stock, (or the fair market value of the Stock at the time of the attempted transfer to the Purported Transferee by gift, inheritance or similar transfer), the Agent will pay any remaining amounts to charities designated by the Company.

                           OWNERSHIP OF COMMON STOCK

CERTAIN BENEFICIAL OWNERS

     The following table sets forth, to the knowledge of the Company, the only beneficial owner, as of April 14, 1997, of more than 5% of the outstanding shares of the Company's Common Stock.

              NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED

                 NAME AND ADDRESS OF            AMOUNT AND NATURE OF
                   BENEFICIAL OWNER             BENEFICIAL OWNERSHIP        PERCENT OF CLASS
                 -------------------           -----------------------     ------------------
   Navistar International                             4,264,000                  44.6%
     Transportation Corp.
   455 North Cityfront Plaza Drive
   Chicago, Illinois 60611

     Pursuant to the terms of the Asset Purchase Agreement, the Company acquired substantially all of the assets of the Columbus Plastics operating unit of Navistar effective December 31, 1996. As consideration, Navistar received 4,264,000 shares of the Common Stock of the Company issued and outstanding. Navistar also received the Secured Note from the Company, in the principal amount of $25,504,000, which amount was subsequently increased to $29,514,000 pursuant to the terms of the Asset Purchase Agreement. Prior to the Acquisition, the Company was a wholly-owned subsidiary of RYMAC and RYMAC was a publicly-held company with no one stockholder having greater than a 5% beneficial ownership interest in RYMAC. The terms of the Acquisition of Columbus Plastics by the Company are discussed more fully above under the heading "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" (subheading "Relationships with Navistar (Historical and Current)").

MANAGEMENT

     The table below sets forth, as of April 14, 1997, the number of shares of Common Stock beneficially owned by the current directors, nominees, and current officers of the Company, individually and as a group. The information concerning the persons set forth below was furnished in part by each such person. Except as otherwise indicated, sole voting power and sole investment power with respect to the shares shown in the table are held either by the individual alone or by the individual together with his spouse.

              NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED

                   NAME AND ADDRESS OF           AMOUNT AND NATURE OF
                     BENEFICIAL OWNER           BENEFICIAL OWNERSHIP(1)         PERCENT OF CLASS
                   -------------------          -----------------------         ----------------
          Kevin L. Barnett                                   --                          *
          Richard R. Conte                              166,200(2)                     1.7%
          Ralph O. Hellmold                              35,000(3)                       *
          Thomas M. Hough                                    --                          *
          Malcolm M. Prine                               36,011(4)                       *
          Thomas E. Rigsby                                   --                          *
          Kenneth M. Schmell                                 --                          *
          Gerald L. Voirol                                   --                          *
          All directors, nominees                       237,211                        2.4%
          and executive officers as
          a group (7 persons)

---------

* Less than 1% of the outstanding shares of Common Stock

(1) Includes, where applicable, (1) shares of Common Stock owned of record by such person's minor children and spouse and by other related individuals and entities over whose shares such person has custody, voting control or power of disposition; and (2) shares of Common Stock that may be acquired within 60 days through the exercise of stock options.

(2) Includes: (1) 160,000 shares of Common Stock which Mr. Conte has the right to acquire within 60 days through the exercise of stock options; (2) 4,000 shares of Common Stock which are held in an irrevocable insurance trust account beneficially owned by Mr. Conte's son, Jerrod R. Conte, as to which shares Mr. Conte disclaims beneficial ownership because he has neither voting nor investment power; (3) 200 shares of Common Stock of which Mr. Conte shares voting and investment power with his wife, Laura Conte; and (4) 2,000 shares of Common Stock of which Mr. Conte has sole voting and investment power.

(3) Mr. Hellmold has sole voting and investment power with respect to all 35,000 shares of Common Stock.

(4) Includes: (1) 1,011 shares of Common Stock beneficially owned by Mr. Prine's wife, Barbara Prine, as to which shares Mr. Prine disclaims beneficial ownership because he has neither voting nor investment power; (2) 5,000 shares of Common Stock beneficially owned by Mr. Prine's daughter, Diane E. Prine, as to which shares Mr. Prine disclaims beneficial ownership because he has neither voting nor investment power; and (3) 30,000 shares of Common Stock of which Mr. Prine has sole voting and investment power.

CHANGES OF CONTROL

     The Company knows of no current arrangements the operation of which may at a subsequent date result in a change in control of the Company.

                             EXECUTIVE COMPENSATION

REIMBURSEMENT OF DIRECTORS AND SPECIAL COMPENSATORY ARRANGEMENTS

     Each director of the Company, who is not also an employee of the Company, receives a quarterly directors' fee of $3,000 per quarter. At this Meeting, stockholders are being asked to approve the Long-Term Equity Incentive Plan (see Proposal No. 3), which will provide for a one-time grant of a director option, to purchase 35,000 shares of Common Stock, to each non-employee director of the Board.

     The Company also has entered into certain compensatory arrangements with Messrs. Prine, Hellmold, and Conte. These arrangements are discussed under the heading "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" (subheading "Other Material Relationships").

EXECUTIVE COMPENSATION

     The following tables set forth certain compensation information for Richard
R. Conte and Kenneth M. Schmell. No other officer or employee of RYMAC or the Company was compensated in an amount greater than $100,000 for the fiscal year ended December 31, 1996. Compensation is measured by salary and bonus for the year ended December 31, 1996, based on employment with RYMAC and the Company.

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning the annual compensation and long-term compensation of the named executive officers.

                           SUMMARY COMPENSATION TABLE

                                                       ANNUAL COMPENSATION                     LONG-TERM
                                             ---------------------------------------      COMPENSATION AWARDS
                 NAME AND          FISCAL    SALARY     BONUS       OTHER ANNUAL         SECURITIES UNDERLYING
           PRINCIPAL POSITION       YEAR       ($)       ($)     COMPENSATION ($)(1)          OPTIONS (#)
           ------------------      ------    -------    -----    -------------------    -----------------------
Richard R. Conte(2)                 1996     110,000      0             3,300                         0
  Chief Executive Officer           1995     105,000      0             3,150                    10,000
  Chief Financial Officer           1994     108,000      0             3,225                   150,000
Kenneth M. Schmell(3)               1996           0      0                 0                         0
  Acting Chief Executive            1995           0      0                 0                         0
  Officer; General Manager          1994           0      0                 0                         0

---------

(1) Numbers presented represent RYMAC's matching contribution under its SEP-IRA plan, a defined contribution plan intended to qualify under the Internal Revenue Code of 1986, as amended.

(2) Mr. Conte served as Chief Executive Officer of the Company from October 8, 1996 (the date of incorporation of the Company) until December 31, 1996 (the effective date of the Merger and Acquisition). Mr. Conte also served as Chief Executive Officer and Principal Financial Officer of RYMAC from January 1, 1996 to December 31, 1996. Mr. Conte's salary for the fiscal years ended December 31, 1996, 1995, and 1994 was established by the Board of Directors of RYMAC and/or RYMAC's Compensation Committee.

(3) Mr. Schmell became Acting Chief Executive Officer and General Manager of the Company as of the close of business on December 31, 1996, the effective date and time of the Merger and Acquisition. Mr. Schmell received no compensation for services to either RYMAC or the Company prior to the close of the fiscal year on December 31, 1996.

Grants of Options

     Neither the Company nor RYMAC granted any stock options during the fiscal year ended December 31, 1996. Effective upon the Merger and Acquisition, however, each outstanding option to purchase shares of

RYMAC Common Stock (each, a "RYMAC Option") granted under any stock option plan of RYMAC was deemed amended to constitute an option to acquire, at the same price per share, the same number of the Company's Common Stock as the holder of the RYMAC Option would have been entitled to receive pursuant to the Acquisition had such holder exercised such RYMAC Option in full immediately prior to the consummation of the Acquisition (not taking into account whether such RYMAC Option was in fact exercisable at such time). At January 1, 1997, 260,000 RYMAC Options were automatically converted into options of the Company's Common Stock, and all options are fully exercisable. At April 14, 1997, a total of 50,000 of the options had been exercised.(3)

Aggregated Option Exercises in Last Fiscal Year

     The following table sets forth information with respect to unexercised options held as of the end of the 1996 fiscal year by each of the executive officers named in the Summary Compensation Table.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                NUMBER                           NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                             OF SECURITIES                      UNDERLYING UNEXERCISED               IN-THE-MONEY
                              UNDERLYING                         OPTIONS AT FY-END(#)            OPTIONS AT FY-END(1)
                                OPTIONS          VALUE       ----------------------------    ----------------------------
           NAME                EXERCISED      REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
--------------------------   -------------    -----------    -----------    -------------    -----------    -------------
Richard R. Conte(2)                0               0           160,000            0           $ 232,500(1)        0
Kenneth M. Schmell(3)              0               0                 0            0                   0           0

---------

(1) Represents the difference between the exercise price of the options (150,000 at $.75 per share and 10,000 at $1.50 per share) and the fair market value of the securities as of the closing price of the Common Stock of RYMAC on December 31, 1996.

(2) Prior to the Acquisition, Mr. Conte held options to acquire 160,000 shares of RYMAC Common Stock. Effective upon the Acquisition, Mr. Conte's options were converted into the right to acquire 160,000 shares of the Company's Common Stock, at the identical prices of the converted RYMAC Options.

(3) Mr. Schmell held no RYMAC options prior to the Acquisition.

PERFORMANCE GRAPH

     The Company did not assume its current business operations until January 1, 1997. In addition, the historical business of RYMAC is unrelated to the current business of the Company. Accordingly, the Company has not included a Stock Performance Graph for the period up to and including the fiscal year ended December 31, 1996. The Company believes that such a graph would be misleading at this time, but will include such a graph in its proxy statement for the fiscal year ended December 31, 1997.

REPORT OF THE COMPENSATION COMMITTEE AND THE BOARD OF DIRECTORS

     The Company assumed its current business operations on January 1, 1997. The Company subsequently formed its current Compensation Committee which consists of Messrs. Hellmold, Prine and Rigsby. Because the Company neither began operations nor formed its Compensation Committee until on or after January 1, 1997, the Company has not provided a detailed Compensation Committee Report for the fiscal year ended December 31, 1996. The Company will include such a report for the fiscal year ended December 31, 1997.

     The Compensation Committee, in the future, will recommend the form and amount of compensation to be paid to the executive officers and directors of the Company. The Compensation Committee should adhere

---------------

    3 The options were exercised by Ronald L. Temple, a former executive officer and director of RYMAC. Mr. Temple has had no association with the Company as an officer, director or employee of the Company since the Merger and Acquisition.

     The Compensation Committee, in the future, will recommend the form and amount of compensation to be paid to the executive officers and directors of the Company. The Compensation Committee should adhere to compensation policies which reflect the belief that (i) the Company must attract and retain individuals of outstanding ability and motivate and reward such individuals for sustained performance, (ii) a substantial portion of an executive's compensation should be at risk based upon the executive's performance and that of the Company, and
(iii) within these parameters, levels of compensation should be generally in line with that offered by comparable corporations. The Company expects that, on an ongoing basis, the type and amount of compensation to be paid by the Company to its officers will be entirely discretionary and within the subjective judgment of the Compensation Committee.

                                          Submitted by the Compensation
                                          Committee and the Board of Directors,

                                          Ralph O. Hellmold
                                          Malcolm M. Prine
                                          Thomas E. Rigsby
                                          Richard R. Conte
                                          Thomas M. Hough

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company did not assume its current business operations until January 1, 1997. The Company subsequently formed its current Compensation Committee. Accordingly, the Company has not included a report on Compensation Committee Interlocks and Insider Participation for the fiscal year ended December 31, 1996. The Company will include such a report in its proxy statement for the fiscal year ended December 31, 1997.

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                 CERTIFIED PUBLIC ACCOUNTANTS (PROPOSAL NO. 2)

RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed the firm of Deloitte & Touche LLP to audit the financial statements of the Company for the fiscal year ending December 31, 1997. A representative of Deloitte & Touche LLP is expected to be present at the Meeting and, if so, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

     In accordance with a resolution of the Board of Directors, the appointment of auditors is being presented to the stockholders for ratification at the Meeting. While ratification by stockholders of this appointment is not required by law or the Company's Certificate of Incorporation or By-laws, management believes that such ratification is desirable. In the event this appointment is not ratified by a majority vote of stockholders, the Board of Directors will consider that fact when it appoints independent certified public accountants for the next fiscal year.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

CHANGE OF ACCOUNTANTS

     Prior to the Merger and Acquisition, Ernst & Young LLP was the independent auditor of RYMAC. By contrast, Deloitte & Touche LLP was the independent auditor of the Columbus Plastics Operation of Navistar and of the Company.

     On December 31, 1996, the Company's Board of Directors elected to dismiss Ernst & Young LLP as the independent auditor of RYMAC and retained Deloitte & Touche LLP as the Company's independent auditor, as Deloitte & Touche LLP was the auditor of the Columbus Plastics Operation, the accounting acquiror.

     For the years ended December 31, 1994 and 1995, the audit reports of Ernst & Young LLP on the consolidated financial statements of RYMAC as of and for the years ended December 31, 1995 and 1994 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. For these same two fiscal years and through the date of their dismissal (December 31, 1996), there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosures, auditing scope, or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the subject matter of any disagreements in connection with their reports on the financial statements of RYMAC.

        RATIFICATION OF LONG-TERM EQUITY INCENTIVE PLAN (PROPOSAL NO. 3)

LONG-TERM EQUITY INCENTIVE PLAN

     The purpose of the Company's Long-Term Equity Incentive Plan (the "Equity Incentive Plan") is to attract and retain key personnel, including key employees and directors of the Company, and to enhance their interest in the Company's continued success.

     The Equity Incentive Plan provides for the grant of incentive and nonqualified stock options, restricted stock, stock appreciation rights ("SARs") and performance shares (individually, an "Award" or, collectively, "Awards"). No Award under the Equity Incentive Plan may be granted after December 31, 2006. The maximum number of shares of Common Stock available to be issued under the Equity Incentive Plan is 1,500,000. The maximum number of shares of Common Stock (including SARs) for which certain individuals (including the Chief Executive Officer and certain other officers) may receive Awards is limited to 125,000 shares of Common Stock over a one-year period. The shares of Common Stock to be delivered under the Equity Incentive Plan will be made available from authorized but unissued Common Stock or from Common Stock held in treasury. The Equity Incentive Plan contains customary provisions with respect to adjustments for stock splits and similar transactions and the rights of participants upon mergers and other business combinations.

     The Equity Incentive Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee has the discretion to select from among eligible employees those to whom Awards will be granted and determine the size and type of each Award, as well as the terms and conditions applicable to each Award. The Awards will be subject to vesting according to vesting schedules to be established by the Compensation Committee. The Committee also has the sole and complete authority to interpret the provisions of the Equity Incentive Plan. The Committee's decisions will be binding on the Company and the participants in the Equity Incentive Plan. Key employees of the Company and any subsidiaries of the Company who can make substantial contributions to the successful performance of the Company are eligible to be granted Awards under the Equity Incentive Plan. It is anticipated that the Committee's determinations of which eligible individuals will be granted Awards and the terms thereof will be based on each individual's present and potential contribution to the success of the Company and its subsidiaries. The number of persons initially eligible to receive Awards under the Equity Incentive Plan, as described in the "New Plan Benefits Equity Incentive Plan" table below, is approximately 87.

STOCK OPTIONS

     The Committee may grant both non-qualified stock options, and incentive stock options to eligible employees. The Committee has discretion to fix the exercise price of such options, which, in the case of an incentive stock option, may not be less than the fair market value of the Common Stock at the date of grant. In the case of an incentive stock option granted to a 10% stockholder of the Company, the exercise price may not be less than 110% of the fair market value of the Common Stock at the date of grant. The Committee also has broad discretion as to the terms and conditions under which options will be exercisable. Incentive stock options will expire not later than ten years after the date on which they are granted (or five years in the case of an incentive stock option granted to a 10% stockholder of the Company). The exercise price of the options may be satisfied in cash or, in the discretion of the Committee, by exchanging shares of Common Stock owned by the optionee, or by a combination of the preceding.

DIRECTOR OPTIONS

     Under the Equity Incentive Plan, each director who is not an employee of the Company or of a subsidiary will receive on or about April 16, 1997, or, in the case of a newly elected non-employee director, on the first business day after such director's election to the Board, a one-time grant of a non-qualified stock option to purchase 35,000 shares of Common Stock at an exercise price equal to the fair market value of such Common Stock on the date of grant. A director option will be exercisable until the earlier of (i) the tenth anniversary of the date of grant and (ii) 12 months after the date the director ceases to be a director, provided, however, that if a director ceases to be a director after having been convicted of, or pled guilty or nolo contendere to, a felony, the director option will be canceled on the date the director ceases to be a director. Each director option will vest at the rate of 20% per year on each anniversary of the date of grant, and any unvested options will be forfeited if the director terminates his or her service on the Board prior to satisfaction of such vesting requirement. The exercise price of the director options may be satisfied in cash or by exchanging shares of Common Stock owned by the director, or by a combination of cash and shares of Common Stock.

RESTRICTED STOCK AWARDS

     An award of restricted stock is an Award of shares of Common Stock that is subject to such restrictions as the Committee deems appropriate, including forfeiture conditions and restrictions on transfer for a period specified by the Committee. Awards of restricted stock may be granted under the Equity Incentive Plan for or without consideration. Restrictions on restricted stock may lapse in installments based on factors selected by the Committee. The Committee, in its sole discretion, may waive or accelerate the lapsing of restrictions in whole or in part. Prior to the expiration of the restricted period, except as otherwise provided by the Committee, a participant who has been granted restricted stock will, from the date of grant, have the rights of a stockholder of the Company in respect of such Common Stock, including the right to vote such Common Stock and to receive dividends and other distributions thereon, subject to the restrictions set forth in the Equity Incentive Plan and in the instrument evidencing such Award. The shares of restricted stock will be held by the Company, or by an escrow agent designated by the Company, during the restricted period and may not be sold, assigned, transferred, pledged or otherwise encumbered until the restrictions have lapsed. The Committee has authority to determine the duration of the restricted period and the conditions under which restricted stock may be forfeited, as well as the other terms and conditions of such awards.

PERFORMANCE SHARE AWARDS

     A performance share award is an Award of a number of units that represent the right to receive a specified number of shares of Common Stock or cash, or both, upon satisfaction of certain specified performance goals, subject to such terms and conditions as the Committee determines. Performance Awards will be earned to the extent such performance goals established by the Committee are achieved over a period of time specified by the Committee. The Committee has discretion to determine the value of each performance Award, to adjust the performance goals as it deems equitable to reflect events affecting the Company or changes in law or accounting principles or other factors, and to determine the extent to which performance Awards that are earned may be paid in the form of cash, Common Stock or a combination of both.

STOCK APPRECIATION RIGHTS

     The Committee, in its discretion, may grant an SAR, either alone or in conjunction with any incentive stock option or non-qualified stock option granted under the Equity Incentive Plan. An SAR granted in conjunction with a stock option may be granted at the time the option is granted or, in the case of non-qualified stock options, at a later date with respect to an existing option. In the event of the exercise of an SAR granted in conjunction with a stock option, the obligation of the Company in respect of the stock option to which the SAR relates (or such portion thereof) will be discharged by payment of the SAR so exercised. No SAR granted in conjunction with an incentive stock option may exceed the difference between 100% of the then fair market value on the date of exercise of the Common Stock subject to such incentive stock option or portion thereof surrendered by the optionee, and the aggregate option exercise price of such Common Stock. The Committee may provide for the payment of an SAR in cash, in Common Stock valued at fair market value as of the date of exercise, or in any combination thereof.

     The Committee has broad discretion as to the specific terms and conditions of each Award and any rules thereto, including the effect, if any, of a change in control of the Company. The terms of each Award are to be evidenced by a written instrument delivered to the participant. The Common Stock issued under the Equity Incentive Plan is subject to applicable tax withholding by the Company which, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), may be satisfied by the withholding of shares of Common Stock issuable under the Equity Incentive Plan. Any Awards granted under the Equity Incentive Plan may not be assigned or transferred except by will or the laws of descent and distribution.

     The Equity Incentive Plan may be amended or terminated at any time by the Board of Directors; provided, however, that no such amendment or termination may adversely affect an optionee's or grantee's rights under any Award theretofore granted under the Equity Incentive Plan, except with the consent of such optionee or grantee, and except that no amendment may be made without stockholder approval if the Committee determines that such approval is necessary to comply with any tax or regulatory requirement, including any approval that is required as a prerequisite for exemptive relief from Section 16 of the Exchange Act, for which or with which the Committee determines that it is desirable to qualify or comply.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE EQUITY INCENTIVE PLAN

Stock options

     When an optionee exercises a non-qualified stock option, the difference between the option price and any higher fair market value of the shares of Common Stock, generally on the date of exercise, will be ordinary income to the optionee and generally will be allowed as a deduction for federal income tax purposes to the Company. Any gain or loss realized by an optionee on disposition of the Common Stock acquired upon exercise of a non-qualified stock option generally will be capital gain or loss to such optionee, long-term or short-term depending on the holding period, and will not result in any additional tax consequences to the Company. The optionee's basis in the Common Stock for determining gain or loss on the disposition will be the fair market value of such Common Stock determined generally at the time of exercise.

     When an optionee exercises an incentive stock option while employed by the Company or a subsidiary or, to the extent permitted under the specific provisions of the Equity Incentive Plan, within three months (one year for death or disability) after termination of employment, no ordinary income will be recognized by the optionee at that time, but the excess (if any) of the fair market value of the Common Stock acquired upon such exercise over the option exercise price will be an adjustment to taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares of Common Stock acquired upon exercise of the incentive stock option are not disposed of prior to the expiration of one year after the date of acquisition and two years after the date of grant of the option, the excess (if any) of the sales proceeds over the aggregate option exercise price of such shares of Common Stock will be long-term capital gain, but the employer will not be entitled to any tax deduction with respect to such gain. Generally, if the shares of Common Stock are disposed of prior to the expiration of such periods (a "disqualifying disposition"), the excess of the fair market value of such Common Stock at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if realized, would be recognized) will be ordinary income at the time of such disqualifying disposition (and the Company will generally be entitled to a federal income tax deduction in like amount). Any gain realized by the optionee as a result of a disqualifying disposition that exceeds the amount treated as ordinary income will be capital in nature, long-term or short-term depending on the holding period. If an incentive stock option is exercised more than three months (one year after death or disability) after termination of employment, the tax consequences are the same as described above for non-qualified options.

Restricted stock

     In the absence of an election by a participant pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), the grant of restricted Common Stock will not result in taxable income to the participant or a deduction for the Company in the year of grant. The value of such restricted Common Stock will be taxable to the participant in the year in which the restrictions lapse. Alternatively, a participant may elect to treat as income in the year of grant the fair market value of the restricted Common Stock on the date of grant pursuant to Section 83(b) of the Code, by making the election within 30 days after the date of such grant. If such an election were made, such participant would not be allowed to deduct at a later date the amount included as taxable income if he or she should forfeit the restricted Common Stock to the Company. The Company will generally be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the participant in the year such income is recognized. Prior to the lapse of restrictions, dividends paid on the Common Stock subject to such restrictions will be taxable to the participant as additional compensation in the year received free of restrictions, and the Company will be allowed a corresponding federal income tax deduction.

SARs

     A participant is not taxed upon the grant of SARs. Rather, participants will generally be taxed upon the exercise date, at ordinary income tax rates, on the amount of cash received and the fair market value of any shares of Common Stock received. However, if the sale of shares of Common Stock could subject a participant to liability under Section 16(b) of the Exchange Act, such participant generally will not recognize ordinary income with respect to such Common Stock until the participant is no longer subject to such liability, at which time the participant will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock on such date.

Special rules

     Special rules apply to a participant who is subject to Section 16 of the Exchange Action. Certain additional special rules apply if the exercise price for a stock option is paid in shares of Common Stock previously owned by the optionee rather than in cash and if the Award is held, following the death of a participant, by the executors of the participant's estate.

OTHER MATTERS

     The Equity Incentive Plan is intended to comply with Section 162(m) of the Code with respect to Awards granted thereunder. Section 162(m) of the Code prohibits a publicly held corporation, such as the Company, from claiming a deduction on its federal income tax return for compensation in excess of $1 million paid for a given fiscal year to the chief executive officer (or person acting in that capacity) at the close of the corporation's fiscal year and the four most highly compensated officers of the corporation, other than the chief executive officer, at the end of the corporation's fiscal year who receive compensation in excess of $100,000. The $1 million compensation deduction limitation does not apply to "performance-based compensation". To the extent that any Award is designed to comply with Section 162(m) of the Code, the Committee shall satisfy the requirements contained in Section 1.162-27(c)(4) of the final regulations promulgated by the Internal Revenue Service under Section 162(m) (the "Final Regulations"). The Final Regulations set forth a number of additional provisions which compensatory plans must contain if the compensation paid thereunder is to qualify as "performance-based" for purposes of Section 162(m).

     The Equity Incentive Plan is intended to satisfy the requirements of the Final Regulations with respect to Awards granted thereunder. The Company is seeking stockholder approval of the Equity Incentive Plan in a good faith effort to qualify compensation received thereunder as a result of Awards granted under the Equity

Incentive Plan as "performance-based" for purposes of Section 162(m). If such stockholder approval is not obtained, the Equity Incentive Plan and any Awards previously granted thereunder will be null and void.

Interest of Management and Others

     The Board of Directors of the Company approved the Equity Incentive Plan on March 21, 1997. Effective April 16, 1997, the Board of Directors granted stock options to certain executive officers, directors, and employees (including non-executive officers) of the Company, subject to stockholder approval of the Equity Incentive Plan at the Meeting. The following table sets forth certain information with respect to these Awards:

                               NEW PLAN BENEFITS
                             EQUITY INCENTIVE PLAN

                                                                   EXERCISE
                                                                  PRICE PER            NUMBER
                         NAME AND POSITION                         SHARE(1)           OF SHARES
     ---------------------------------------------------------   ------------         ---------
     Richard R. Conte(2)                                                --                   0
       Chief Executive Officer
       Chief Financial Officer
     Kenneth M. Schmell(3)                                          $ 2.75             125,000
       Acting Chief Executive Officer
       General Manager
     Executive Officers As a Group                                  $ 2.75             125,000
       (2 persons)
     Non-Executive Officers and Employees As a Group(4)             $ 2.75             431,000
       (81 persons)
     Non-Executive Directors As a Group(5)                          $ 2.75             140,000
       (4 persons)
     Total                                                                             696,000

---------------

(1) Exercise price is based on the fair market value of the shares underlying the options as of the date of grant. All options were granted on April 16, 1997 when the closing price of the stock on the American Stock Exchange was $2.75.

(2) Mr. Conte served as Chief Executive Officer from the date of incorporation of the Company on October 8, 1996 until December 31, 1996. Mr. Conte also has served the Company as Chief Financial Officer and director since the Company's incorporation on October 8, 1996. The Board of Directors expects that Kevin L. Barnett will be selected to serve as Chief Financial Officer of the Company, replacing Mr. Conte in that capacity, at the Board's meeting to be held on or about April 24, 1997. At that time, Mr. Conte will become a non-employee director and, therefore, will be eligible to receive a non-qualified director stock option to purchase 35,000 shares of the Company's Common Stock.

(3) Mr. Schmell's interest represents greater than 5% of the total stock options granted.

(4) Includes: (1) 120,000 shares of Common Stock which underlie incentive stock options granted to non-executive officers of the Company; and (2) 311,000 shares of Common Stock which underlie incentive stock options granted to other employees of the Company, 100,000 shares of which underlie an option granted to Mr. Kevin L. Barnett. Mr. Barnett became an employee of the Company on April 1, 1997 and was granted an incentive stock option as an employee of the Company on April 16, 1997. The Board of Directors expects that Mr. Barnett will be elected as Vice President and Chief Financial Officer of the Company at its meeting to be held on or about April 24, 1997. Mr. Barnett's interest represents greater than 5% of the total stock options granted.

(5) Each of Ralph O. Hellmold, Thomas M. Hough, Malcolm M. Prine and Thomas E. Rigsby have been granted a non-qualified director stock option to purchase 35,000 shares of Common Stock (for a total of

    140,000 shares of Common Stock.) Each of these individuals is currently a non-employee director of the Company, as well as a nominee for director of the Company. This figure does not include the non-qualified director stock option to purchase 35,000 shares that Mr. Conte will receive under the Equity Incentive Plan when and if he becomes a non-employee director of the Company on or about April 24, 1997. Mr. Conte is also a nominee for director of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE COMPANY'S EQUITY INCENTIVE PLAN.

                                 OTHER MATTERS

     The management of the Company and the Board of Directors know of no matters to be brought before the Meeting other than as set forth above. However, if any other matters are properly presented to the stockholders for action, it is the intention of the proxy holder named in the enclosed proxy to vote at his discretion on all matters on which the shares represented by such proxy are entitled to vote.

                             STOCKHOLDER PROPOSALS

     Any proposal which a stockholder may desire to present to the 1998 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company prior to January 5, 1998.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Malcolm M. Prine
                                          Chairman of the Board

Dated: April 22, 1997

                                                                      APPENDIX I

                           CORE MATERIALS CORPORATION
                        LONG-TERM EQUITY INCENTIVE PLAN

ARTICLE 1. ESTABLISHMENT, OBJECTIVES, AND DURATION

     1.1 ESTABLISHMENT OF THE PLAN. Core Materials Corporation, a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Core Materials Corporation Long-Term Equity Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Director Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units, and Other Incentive Awards.

     Subject to approval by the Company's stockholders within twelve (12) months of the Effective date (as herein defined), the Plan shall become effective as of January 1, 1997 (the "Effective Date") and shall remain in effect as provided in
Section 1.3 hereof.

     1.2 OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals and which link and align the personal interests of Participants and Eligible Directors to those of the Company's stockholders; to provide Participants and Eligible Directors with an incentive for excellence in individual performance; and to promote teamwork.

     The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants and Eligible Directors who make significant contributions to the Company's success and to allow Participants and Eligible Directors to share in the success of the Company.

     1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 16 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award or Director Option be granted under the Plan on or after December 31, 2006.

ARTICLE 2. DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

     2.1 "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units, or Other Incentive Awards, but shall not include any Director Option.

     2.2 "AWARD AGREEMENT" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

     2.3 "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     2.4 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

     2.5 "CHANGE IN CONTROL" of the Company means the Company or its shareholders entering into one or more agreements to dispose of all or substantially all of the assets or fifty percent (50%) or more of the outstanding capital stock of the Company by means of sale (whether as a result of a tender offer or otherwise), merger, reorganization or liquidation in one or a series of related transactions; provided, however, that a "Change in Control" shall not occur in the event that (a) the primary purpose of the transaction is to change the Company's domicile solely within the United States; or (b) the transaction is approved by a majority of the members of the Board of Directors who had either been in office for more than twelve months prior to such transaction or had been elected, or nominated for election by the Company's shareholders, by the vote of three-fourths of the directors then still in office who were directors at the beginning of such twelve-month period.

     2.6 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     2.7 "COMMITTEE" means the Compensation Committee of the Board, as specified in Article 3 herein, or such other Committee appointed by the Board to administer the Plan with respect to grants of Awards.

     2.8 "COMPANY" means Core Materials Corporation, a Delaware corporation, and the Company's Subsidiaries, as well as any successor to any of such entities as provided in Article 19 herein.

     2.9 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

     2.10 "DIRECTOR OPTION" means a Nonqualified Stock Option granted to each Eligible Director pursuant to Section 6.9 without any action by the Board or the Committee.

     2.11 "DISABILITY" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan. To the extent that a Participant is not covered under a long-term disability plan, the term "Disability" shall have the meaning ascribed to the term "permanent and total disability" under Section 22(e)(3) of the Code, or any successor provision thereto.

     2.12 "EFFECTIVE DATE"  shall have the meaning ascribed to such term in
Section 1.1 hereof.

     2.13 "ELIGIBLE DIRECTOR" means, on any date, a person who is serving as a member of the Board who is a Nonemployee Director.

     2.14 "EMPLOYEE" means any employee of the Company. Nonemployee Directors shall not be considered Employees under this Plan unless specifically designated otherwise.

     2.15 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     2.16 "FAIR MARKET VALUE" shall be determined on the basis of the average of the high and low sale prices on the principal securities exchange on which the Shares are publicly traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

     2.17 "FREESTANDING SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

     2.18 "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

     2.19 "INSIDER" shall mean an individual who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

     2.20 "NAMED EXECUTIVE OFFICER" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code
Section 162(m), or any successor statute.

     2.21 "NONEMPLOYEE DIRECTOR" means an individual who is a member of the Board of Directors of the Company but who is not an Employee of the Company or a Subsidiary.

     2.22 "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

     2.23 "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein, but shall not include a Director Option.

     2.24 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

     2.25 "OTHER INCENTIVE AWARD" means an award granted pursuant to Article 10 hereof.

     2.26 "PARTICIPANT" means an Employee who has outstanding an Award granted under the Plan.

     2.27 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

     2.28 "PERFORMANCE PERIOD" means the time period during which performance goals must be achieved with respect to an Award, as determined by the Committee.

     2.29 "PERFORMANCE SHARE" means an Award granted to a Participant, as described in Article 9 herein.

     2.30 "PERFORMANCE UNIT" means an Award granted to a Participant, as described in Article 9 herein.

     2.31 "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, and/or upon the occurrence of other events as determined by the Committee at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

     2.32 "PERSON" shall have the meaning ascribed to such term in Section 3(a)
(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

     2.33 "RESTRICTED STOCK" means an Award granted to a Participant pursuant to
Article 8 herein.

     2.34 "RETIREMENT" means the normal retirement date on which a Participant qualifies for full retirement benefits under the Company's qualified retirement plan, as identified by the Committee. In the event that a Participant is not covered under any qualified retirement plan maintained by the Company, the term "Retirement" shall mean the date on which such Participant attains age 65.

     2.35 "SHARES" means the shares of common stock of the Company.

     2.36 "SHARE POOL" means the number of shares authorized for issuance under paragraph 4.1, as adjusted for awards and payouts under paragraph 4.2 and as adjusted for changes in corporate capitalization under paragraph 4.3.

     2.37 "STOCK APPRECIATION RIGHT" or "SARA" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

     2.38 "SUBSIDIARY" means any corporation, partnership, joint venture, affiliate, or other entity in which the Company has a majority voting interest, and which the Committee designates as a participating entity in the Plan.

     2.39 "TANDEM SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

ARTICLE 3. ADMINISTRATION

     3.1 THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. Notwithstanding any provision contained herein, to the extent that any Award is designed to comply with the Performance-Based Exception, the Committee shall satisfy the requirements contained in Section 1.162-27(c)(4) of the final regulations promulgated by the Internal Revenue Service under Section 162(m) of the Code. For purposes of granting Awards under the Plan, the Committee shall be composed of not less than the minimum number of persons from time to time required by Rule 16b-3 under the Exchange Act, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation.

     3.2 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 16 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein. Notwithstanding anything else contained in the Plan to the contrary, neither the Committee nor the Board shall have any discretion regarding whether an Eligible Director shall receive a Director Option pursuant to Section 6.9 or regarding the terms of any Director Option, including, without limitation, the number of Shares subject to such Director Option, the timing of the grant or the exercisability of such Director Option or the exercise price per Share of such Director Option.

     3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

     4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.3 herein, the number of Shares hereby reserved for issuance under the Plan shall be One Million Five Hundred Thousand (1,500,000.00). The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

     Unless and until the Committee determines that an Award to a Named Executive Officer shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the
Plan:

     (a) The maximum aggregate number of Shares (including Options, SARs, Restricted Stock, Performance Units and Performance Shares paid out in Shares, or Other Incentive Awards paid out in Shares) that may be granted or that may vest, as applicable, pursuant to any Award held by any Named Executive Officer shall be One Hundred Twenty-five Thousand (125,000). For this purpose, to the extent that any Option is canceled (as described in Section 1.162-27(e)(2)(vi)(B) of the final regulations under Section 162(m) of the Code, such canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to a Named Executive Officer under the Plan; and

     (b) The maximum aggregate cash payout (including Performance Units and Performance Shares paid out in cash, or Other Incentive Awards paid out in cash) with respect to Awards granted in any fiscal year which may be made to any Named Executive Officer shall be One Hundred Twenty-five Thousand Dollars ($125,000).

     4.2 LAPSED AWARDS. If any Award or Director Option granted under this Plan is canceled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award or Director Option again shall be available for the grant of an Award or Director Option under the Plan.

     4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368), or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares available in the Share Pool and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number. If, pursuant to the preceding sentence, an adjustment is made to outstanding Options held by Participants, a corresponding adjustment shall be made to outstanding Director Options and if, pursuant to the preceding sentence, an adjustment is made to the number of Shares authorized for issuance under the Plan, a corresponding adjustment shall be made to the number of Shares subject to each Director Option thereafter granted pursuant to Section 6.9.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

     5.1 ELIGIBILITY. Persons eligible to participate in this Plan include all officers and key employees of the Company, as determined by the Committee, including Employees who are members of the Board and Employees who reside in countries other than the United States of America.

     5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award. Each Eligible Director shall receive nondiscretionary Director Options in accordance with, and only in accordance with, Section 6.9 hereof.

ARTICLE 6. STOCK OPTIONS

     6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted, either by the Committee or the Board, to one or more Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. The Committee or the Board shall have the authority to grant Incentive Stock Options or to grant Nonqualified Stock Options or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to, and comply with, such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute, including, without limitation, the requirements of Code Section 422(d) which limit the aggregate Fair Market Value of Shares (determined at the time that such Option is granted) for which Incentive Stock Options are exercisable for the first time to $100,000 per calendar year. Each provision of the Plan and of each written Award Agreement relating to an Option designated as an Incentive Stock Option shall be construed so that such Option qualifies as an Incentive Stock Option, and any provision that cannot be so construed shall be disregarded.

     6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.

     6.3 OPTION PRICE. Unless otherwise designated by the Committee at the time of grant, the Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Notwithstanding any provision contained herein, in the case of an Incentive Stock Option, the exercise price at the time such Incentive Stock Option is granted to any Employee who, at the time of such grant, owns (within the meaning of Section 425(d) of the Code) more than ten percent of the voting power of all classes of stock of the Company or a subsidiary, shall not be less than 110% of the per Share Fair Market Value on the date of grant.

     6.4 DURATION OF OPTIONS. Each Option granted to an Employee shall expire at such time as the Committee shall determine at the time of grant; provided, however, that in the case of an Incentive Stock Option, an Employee may not exercise such Incentive Stock Option after (a) the date which is ten years (five years in the case of a Participant who owns more than ten percent of the voting power of the Company or a subsidiary) after the date on which such Incentive Stock Option is granted; or (b) the date which is three months (twelve months in the case of a Participant who becomes disabled, as defined in Section 22(e)(3) of the Code, or who dies) after the date on which he ceases to be an Employee of the Company or a subsidiary.

     6.5 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

     6.6 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of
(a) and(b).

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     6.8 TERMINATION OF EMPLOYMENT. Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

     6.9 DIRECTOR OPTIONS. Notwithstanding anything else contained herein to the contrary, each Eligible Director shall receive, on April 16, 1997, provided that the Eligible Director is serving as a member of the Board on such date, a grant of a Director Option to purchase 35,000 Shares at an exercise price per Share equal to the Fair Market Value on the date of grant. Each Eligible Director who is first elected to the Board after April 16, 1997 shall receive, on the day following such election, a grant of a Director Option to purchase 35,000 Shares at an exercise price per Share equal to the Fair Market Value on the date of grant. A Director Option shall be exercisable until the earlier to occur of the following two dates: (a) the tenth anniversary of the date of grant of such Director Option; or (b) twelve months after the date the Eligible Director ceases to be a member of the Board, except that if the Eligible Director ceases to be a member of the Board after having been convicted of, or pled guilty or nolo contendere to, a felony, his Director Option shall be canceled on the date he ceases to be a member of the Board. Each Director Option shall vest twenty percent (20%) on the annual anniversary date after the date of grant; and any unvested Director Options shall be forfeited by the Eligible Director if he terminates his service on the Board prior to satisfaction of such vesting requirement. An Eligible Director may pay the exercise price of a Director Option in the manner described in Section 6.6. Each Director Option shall be evidenced by an agreement between the Company and the Eligible Director.

     6.10 NONTRANSFERABILITY OF OPTIONS AND DIRECTOR OPTIONS.

     (A) INCENTIVE STOCK OPTIONS AND DIRECTOR OPTIONS. No ISO or Director Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs and Director Options granted to a Participant or Eligible Director under the Plan shall be exercisable during his or her lifetime only by such Participant or Eligible Director

     (B) NONQUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 7. STOCK APPRECIATION RIGHTS

     7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

     The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

     Unless otherwise designated by the Committee at the time of grant, the grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

     7.2 EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

     Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

     7.3 EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

     7.4 SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

     7.5 TERM OF SARS. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that unless otherwise designated by the Committee, such term shall not exceed ten
(10) years.

     7.6 PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

     (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

     (b) The number of Shares with respect to which the SAR is exercised.

     At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, in Restricted Shares of equivalent value, or in some combination thereof.

     7.7 TERMINATION OF EMPLOYMENT. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

     7.8 NONTRANSFERABILITY OF SARS. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 8. RESTRICTED STOCK

     8.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

     8.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

     8.3 TRANSFERABILITY. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

     8.4 OTHER RESTRICTIONS. Subject to Article 11 herein, the Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable federal or state securities laws.

     The Company shall retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

     Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

     8.5 VOTING RIGHTS. Unless otherwise designated by the Committee at the time of grant, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.

     8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. Unless otherwise designated by the Committee at the time of grant, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held during the Period of Restriction. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Named Executive Officer is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

     8.7 TERMINATION OF EMPLOYMENT. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment with the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment; provided, however that, except in the cases of terminations connected with a Change in Control, terminations by reason of death or Disability, and except for Restricted Shares paid to Participants upon SAR exercise, the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Named Executive Officers shall not occur prior to the time they otherwise would have, but for the employment termination.

ARTICLE 9. PERFORMANCE UNITS AND PERFORMANCE SHARES

     9.1 GRANT OF PERFORMANCE UNITS/SHARES. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

     9.2 VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."

     9.3 EARNING OF PERFORMANCE UNITS/SHARES. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved, as established by the Committee.

     9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Payment of earned Performance Units/Shares shall be made in a single lump sum within seventy-five (75) calendar days following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

     At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in
Section 8.6 herein). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

     9.5 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. Unless otherwise designated by the Committee, and set forth in the Participant's Award Agreement, in the event the employment of a Participant is terminated due to death, Disability, or Retirement during a Performance Period, the Participant shall receive a prorated payout of the Performance Units/Shares. The prorated payout shall be determined by the Committee, shall be based upon the length of time that the Participant held the Performance Units/ Shares during the Performance Period, and shall further be adjusted based on the achievement of the preestablished performance goals.

     Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant's Award Agreement. Notwithstanding the foregoing, with respect to Named Executive Officers who retire during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

     9.6 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant's employment terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/ Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant's Award Agreement.

     9.7 NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

ARTICLE 10. OTHER INCENTIVE AWARDS

     10.1 GRANT OF OTHER INCENTIVE AWARDS. Subject to the terms and provisions of the Plan, Other Incentive Awards may be granted to Participants in such amount, upon such terms, and at any time and from time to time as shall be determined by the Committee.

     10.2 OTHER INCENTIVE AWARD AGREEMENT. Each Other Incentive Award grant shall be evidenced by an Award Agreement that shall specify the amount of the Other Incentive Award granted, the terms and conditions applicable to such grant, the applicable Performance Period and performance goals, and such other provisions as the Committee shall determine, subject to the terms and provisions of the Plan.

     10.3 NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Other Incentive Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

     10.4 FORM AND TIMING OF PAYMENT OF OTHER INCENTIVE AWARDS. Payment of Other Incentive Awards shall be made at such times and in such form, in cash, in Shares, or in Restricted Shares (or a combination thereof), as established by the Committee subject to the terms of the Plan. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. Without limiting the generality of the foregoing, annual incentive awards may be paid in the form of Shares and/or Other Incentive Awards (which may or may not be subject to restrictions, at the discretion of the Committee).

ARTICLE 11. PERFORMANCE MEASURES

     Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 11, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Named Executive Officers which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among the following alternatives, as reported on the Company's annual 10-k report:

     (a) Return on Assets ("ROA") which equals net income divided by total assets.

     (b) Return on Sales ("ROS") which equals net income divided by net sales.

     (c) Return on Equity ("ROE") which equals net income divided by total equity.

     (d) Cash Flow Return on Investment ("CFROI") which equals net cash flows divided by owners equity.

     (e) Operating Income.

     (f) Earnings Before Income Taxes ("EBIT") which equals net income plus taxes.

     (g) Net Earnings which equals net earnings as reported.

     (h) Earnings Per Share.

     The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Named Executive Officers, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

     In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of

Code Section 162(m) and, thus, which use performance measures other than those specified above. To the extent that the Committee determines that it is advisable to grant Awards in compliance with the Performance-Based Exception, the Committee must certify, in writing, prior to the payment of any compensation under the Award, that the performance goals and any other material terms were in fact satisfied.

ARTICLE 12. BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 13. DEFERRALS

     The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares or Other Incentive Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 14. RIGHTS OF EMPLOYEES

     14.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

     14.2 PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 15. CHANGE IN CONTROL

     15.1 TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

     (a) Any and all Options, Director Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term, and any cash or property received upon exercise of any Option or SAR shall be free from further restriction;

     (b) Any restriction periods and restrictions imposed on Restricted Shares shall lapse; and

     (c) Unless otherwise specified in Participant's Award Agreement at time of grant, the target payout opportunities attainable under all outstanding Awards of Performance Units and Performance Shares and Other Incentive Awards shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control. The vesting of all such Awards shall be accelerated as of the effective date of the Change in Control, and in full settlement of such Awards, there shall be paid out to Participants (in Shares for Awards normally paid in Shares and in cash for Awards normally paid in cash) within thirty (30) days following the effective date of the Change in Control a pro rata portion of all targeted Award opportunities associated with such outstanding Awards, based on the number of complete and partial calendar months within the Performance Period which had elapsed as of such effective date.

     15.2 TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 15 may not be terminated, amended, or modified to affect adversely any Award or Director Option theretofore granted under the Plan without the prior written consent of the Participant or Eligible Director with respect to said Participant's or Eligible Director's outstanding Awards or Director Options.

ARTICLE 16. AMENDMENT, MODIFICATION, AND TERMINATION

     16.1 AMENDMENT, MODIFICATION, AND TERMINATION. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, provided that no amendment may be made to Section 6.9 or any other provision of the Plan relating to Director Options within six months of the last date on which any such provision was amended, other than to comport with changes in the Code or the rules thereunder. The Committee shall not have the authority to cancel outstanding Awards and issue substitute Awards in replacement thereof.

     16.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

     16.3 COMPLIANCE WITH CODE SECTION 162(M). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code
Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this
Article 16, make any adjustments it deems appropriate.

ARTICLE 17. WITHHOLDING

     17.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant or Eligible Director to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

     17.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options, Director Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants or Eligible Directors may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant or Eligible Director, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 18. INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan. Such person shall be indemnified by the Company for all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or

Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 19. SUCCESSORS

     All obligations of the Company under the Plan with respect to Awards or Director Options granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 20. LEGAL CONSTRUCTION

     20.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

     20.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     20.3 REQUIREMENTS OF LAW. The granting of Awards or Director Options and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     20.4 GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         OF CORE MATERIALS CORPORATION

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 29, 1997

         The undersigned hereby appoints Richard R. Conte as proxy for the undersigned, with full power of substitution, to attend the Annual Meeting of Stockholders of Core Materials Corporation to be held at the Concourse Hotel, 4300 International Gateway, Columbus, Ohio 43219, on May 29, 1997, at 2:00 p.m. Eastern Daylight Time, and any adjournments or postponements thereof (the "Meeting"), and to vote, as designated on the reverse, all the shares of common stock of Core Materials Corporation, par value $.01 per share, held of record by the undersigned at the close of business on April 14, 1997, with all the powers the undersigned would possess if he or she were personally present at the Meeting.

(Continued, and to be signed, on other side)

         The Board of Directors proposes and recommends a vote "FOR" Proposal No. 1, "FOR" Proposal No. 2 and "FOR" Proposal No. 3.

1.       Election of Directors

         [  ] FOR Nominees*: (1) Richard R. Conte     [  ] Withhold Authority
                             (2) Ralph O. Hellmold    to vote for all Nominees
                             (3) Thomas M. Hough
                             (4) Malcolm M. Prine
                             (5) Thomas E. Rigsby

         *INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR (ANY) INDIVIDUAL
          NOMINEE(S), INDICATE THE NUMBER(S) OF THE NOMINEE(S) IN THE FOLLOWING
          SPACE:

          -------------------------------------------------------------------

2. Ratification of Appointment of Independent Certified Public Accountants, Deloitte & Touche LLP


         [  ] FOR                [  ] AGAINST                [  ] ABSTAIN

3.       Approval of the Company's Long-Term Equity Incentive Plan

         [  ] FOR                [  ] AGAINST                [  ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CORE MATERIALS CORPORATION. PLEASE FILL IN, DATE, SIGN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

         WHERE A CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR NOT VOTED AS SPECIFIED. WHERE NO CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL NO. 1 AS DIRECTORS, "FOR" THE RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, DELOITTE & TOUCHE LLP, "FOR" APPROVAL OF THE COMPANY'S LONG-TERM EQUITY INCENTIVE PLAN, AND, IN THE DISCRETION OF THE PROXY OR PROXIES, ON ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.


                                        Signature: ____________________


                                        Signature: ____________________


                                        Dated:     ____________________


NOTE: THIS PROXY MUST BE SIGNED EXACTLY AS NAME(S) APPEARS HEREON. IF SHARES ARE
      HELD JOINTLY, EACH STOCKHOLDER NAMED SHOULD SIGN. PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS ABOVE AND RETURN IN THE ENCLOSED ENVELOPE PROMPTLY. IF ACTING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER.